Exhibit 99.1

Navitas Semiconductor Responds to Patent Infringement Complaint Filed by Wolfspeed

TORRANCE, Calif., July 8, 2026 – Navitas Semiconductor, (Nasdaq: NVTS), the industry leader in next-generation GaNFast™ gallium nitride (GaN) and GeneSiC™ silicon carbide (SiC) power semiconductors, today issued the following statement regarding the patent infringement complaint filed by Wolfspeed.

Navitas is aware of the complaint filed by Wolfspeed in the United States District Court for the District of Delaware. While the Company generally does not comment on pending litigation, Navitas disputes the allegations in the complaint, will vigorously defend itself and its products against baseless accusations of infringement, and expects to prevail in the litigation. In the meantime, Navitas remains fully committed to executing its growth strategy and delivering innovative products that address the rapidly expanding demand for next-generation power semiconductors.

Navitas is a pioneer in next-generation, power semiconductor products and is a market leader in GaN and SiC products. Navitas has built its business through decades of innovation, engineering excellence, and the development of industry-leading technologies backed by its own robust global intellectual property portfolio.

Navitas respects intellectual property and its technology is the product of decades of independent innovation, research, development and investment. The Company is disappointed that Wolfspeed would file the recent baseless litigation in an attempt to seek an advantage that they are unable to gain through healthy competition.

Because this matter involves pending litigation, Navitas does not intend to comment further at this juncture.

About Navitas

Navitas Semiconductor (Nasdaq: NVTS) is a next-generation power semiconductor leader in gallium nitride (GaN) and IC integrated devices, and high-voltage silicon carbide (SiC) technology, driving innovation across AI data centers, energy and grid infrastructure, performance computing and industrial electrification. With more than 30 years of combined expertise in wide bandgap technologies, GaNFast™ power ICs integrate GaN power, drive, control, sensing, and protection, delivering faster power delivery, higher system density, and greater efficiency. GeneSiC™  high-voltage SiC devices leverage patented trench-assisted planar technology to provide industry-leading voltage capability, efficiency, and reliability for medium-voltage grid and infrastructure applications. Navitas has over 300 patents issued or pending and is the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas Semiconductor, GaNFast, GaNSense, GeneSiC, and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names, and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Investor Relations Contacts:

Shelton Group

Leanne Sievers | Brett Perry

nvts-ir@sheltongroup.com

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are attempts to predict or indicate future events or trends or similar statements that are not a reflection of historical fact. Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions. Forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas and, forward-looking statements are subject to a number of uncertainties. Our businesses are subject to certain risks that could materially and adversely affect our respective business, financial condition, results of operations, or the value of our securities. For Navitas, these and other risk factors are discussed in the Risk Factors section of our most recent annual report on Form 10-K, as updated in the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of these risks, as discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements.